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<PRE>
                  MFS(R)INSTITUTIONAL GLOBAL FIXED INCOME FUND

                      Supplement to the Current Prospectus

     The Board of Trustees which oversees the MFS Institutional Global Fixed Income Fund (the "Fund") terminated the Fund effective November 16, 2000, or as soon thereafter as practicable.


                THE DATE OF THIS SUPPLEMENT IS NOVEMBER 14, 2000.